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                                                                    EXHIBIT 32.1

              CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT
                TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Art Technology Group, Inc. (the "Company") for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Robert D. Burke, the President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ ROBERT D. BURKE
                                      ---------------------------------------
                                                 Robert D. Burke
                                      President and Chief Executive Officer
                                          (principal executive officer)

Date: May 9, 2005